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                                                                    Exhibit 10.7

                               AMENDMENT NO. 1 TO
                       COLLABORATION AND LICENSE AGREEMENT



       This Amendment No. 1, effective as of the last day entered below, amends the Collaboration and License Agreement (the "Agreement"), dated January 22, 1999, between Professor Jay N. Cohn ("LICENSOR") and NITROMED, INC. ("NitroMed").

       In consideration of the terms and conditions set forth in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LICENSEE and NitroMed agree as follows:

       1. EXHIBIT A of the Agreement is hereby amended to include the following patent applications:

       U.S. Patent Application No. (to be assigned) and PCT Patent Application (to be assigned), filed on or before September 8, 2000, entitled "Methods of Treating and Preventing Congestive Heart Failure with Hydralazine Compounds and Isosorbide Dinitrate or Isosorbide Mononitrate" (Jay N. Cohn and Peter Carson)

                                        By: /s/ JAY N. COHN
                                           -------------------------------------
                                           Jay N. Cohn

                                        Dated: 8-7-00
                                              ----------------------------------


                                        NITROMED, INC.

                                        By: /s/ MICHAEL D. LOBERG
                                           -------------------------------------
                                           Michael D. Loberg
                                           Chief Executive Officer

                                        Dated: 8/10/00
                                              ----------------------------------